                                                                     EXHIBIT 4.2

                       [LOGO OF LIQUIDMETAL TECHNOLOGIES]

         Number                                                 Shares

LMT
   -----------------                                        ---------------
       COMMON STOCK                                           COMMON STOCK

       INCORPORATED UNDER
           THE LAWS OF
     THE STATE OF CALIFORNIA

                                                                  CUSIP

     THIS CERTIFIES THAT

                                                            SEE REVERSE FOR
                                                          CERTAIN DEFINITIONS

     IS THE REGISTERED HOLDER OF

     SHARES OF COMMON STOCK, NO PAR VALUE, FULLY PAID AND NON-ASSESSABLE OF

                            LIQUIDMETAL TECHNOLOGIES

transferable on the books of the Corporation by the holder hereof, in person or by Attorney, upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

         WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                  [CORPORATE SEAL OF LIQUIDMETAL TECHNOLOGIES]

         SECRETARY                                         PRESIDENT

COUNTERSIGNED AND REGISTERED:
            AMERICAN STOCK TRANSFER & TRUST COMPANY
                                   TRANSFER AGENT AND REGISTRAR

BY

                                    AUTHORIZED SIGNATURE

                            LIQUIDMETAL TECHNOLOGIES

         Liquidmetal Technologies will furnish to any holder of its Common Stock or Preferred Stock, upon request and without charge, a full statement of the designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such designations, preferences and/or rights. Such requests shall be made to the Secretary of the Corporation at the principal office of the Corporation.

         KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED, THE CORPORATION MAY REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

         The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

         TEN COM -     as tenants in common                        UNIF GIFT MIN ACT -__________Custodian__________
         TEN ENT -     as tenants by the entireties                                      (Cust)            (Minor)
         JT TEN -      as joint tenants with right of                                 under Uniform Gifts to Minors
                       survivorship and not as tenants                                Act________________________
                       in common                                                                 (State)

                                                                   UNIF TRF MIN ACT -________Custodian (until age_____)
                                                                                      (Cust)
                                                                                     ___________under Uniform Transfers
                                                                                       (Minor)
                                                                                     to Minors Act___________________
                                                                                                        (State)

     Additional abbreviations may also be used though not in the above list.

For value received, ________________________________ hereby sell, assign, and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE


--------------------------------


------------------------------------------------------------------------------
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)


------------------------------------------------------------------------------


------------------------------------------------------------------------------

                                                                        shares
------------------------------------------------------------------------

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                      Attorney
----------------------------------------------------------------------
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated
     ---------------------------

                                 Signature:
                                           ------------------------------------
                                 NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE
                                           WHATEVER.


SIGNATURE(S) GUARANTEED:
                        -------------------------------------------------------
                        THE SIGNATURES SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.



                                        2